UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2020
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 7.01	Regulation FD Disclosure.

Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), announces that we have changed our segment reporting to be consistent with our organizational structure, our service offerings, the reports reviewed by our chief operating decision maker, and how our executive leadership manages our business, effective July 1, 2020. As a result, our segment reporting will change to reflect the new structure beginning with our results for the third quarter ended September 30, 2020. The modified structure will consist of four reportable segments, as follows:

	•	Expedited
o
The Expedited segment primarily provides truckload services to customers with high service freight and delivery standards, such as 1,000 miles in 22 hours, or 15-minute delivery windows. Expedited services generally require two-person driver teams on equipment either owned or leased by the Company.

	•	Dedicated
		o	The Dedicated segment provides customers with committed truckload capacity over contracted periods using equipment either owned or leased by the Company.

	•	Managed Freight
o
The Managed Freight segment includes our brokerage and transport management services (“TMS”). Brokerage services provide logistics capacity by outsourcing the carriage of customers’ freight to third parties. TMS provides comprehensive logistics services on a contractual basis to customers who prefer to outsource their logistics needs.

	•	Warehousing
		o	The Warehousing segment provides day-to-day warehouse management services to customers who have chosen to outsource this function.

The results of our former factoring segment, Transport Financial Solutions, the assets of which were sold on July 8, 2020, will be reflected as discontinued operations.  The segment formerly disclosed as Highway Services will now be known as the Expedited segment, given the change in our business mix surrounding the exit of the majority of the solo-refrigerated business in the second quarter of 2020.  Also, given management changes and growth, we have separated Warehousing as a separate segment from Managed Freight.  We believe the updated presentation better reflects our service offerings, strategic direction, and how management, including our chief operating decision maker, will monitor our performance.

Attached hereto as Exhibit 99.1 is certain revised unaudited segment financial and operating data for the quarterly period ended September 30, 2018 through the quarterly period ended June 30, 2020. This unaudited financial and operating data reflects the reportable segments we will use to present our results for the third quarter ended September 30, 2020 and is being provided to facilitate comparison of such results with information from prior periods. While this unaudited financial and operating data reflects the change in our reportable segments, it does not revise our previously reported financial and operating data, nor does it reflect any subsequent information or events, other than as required to reflect the change in reportable segments.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Covenant Logistics Group, Inc. Revised Unaudited Segment Financial and Operating Data
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

The information contained in Items 7.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 7.01 and 9.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: October 21, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary